Acquisition of QMX Gold Corporation	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Acquisition of QMX Gold Corporation
6. Acquisition of QMX Gold Corporation
On April 7, 2021, the Company completed the acquisition of all of the outstanding common shares of QMX Gold Corporation ("QMX") not already owned by the Company by way of a plan of arrangement ("Arrangement"). Under the terms of the Arrangement, each shareholder other than Eldorado received, for each QMX share held, (i) CDN $0.075 in cash and (ii) 0.01523 of an Eldorado common share. QMX has interests in mineral properties in the Canadian province of Québec in proximity to the Company’s Lamaque operations and the Company owned 68,125,000 shares of QMX, or approximately 16% of QMX shares outstanding, prior to completion of the Arrangement.
On closing of the acquisition, QMX’s assets consisted primarily of mineral properties that do not yet contain proven and probable reserves. As QMX did not have processes capable of generating outputs and did not include an organized workforce, the Company determined that QMX did not meet the definition of a business in accordance with IFRS 3, Business Combinations, and as a result the acquisition has been accounted for as an asset acquisition.
The cost of the acquisition was allocated to the individual assets acquired and liabilities assumed. The fair value of the mineral properties acquired was measured using a market comparison approach considering observable comparable transactions in a similar jurisdiction and stage of exploration. The deferred income tax assets primarily relate to loss carry-forwards for which fair value was determined based on the extent of anticipated future taxable income that can be reduced by the tax losses.
The purchase price is allocated to the identifiable assets acquired and liabilities assumed, based upon their relative fair values at the date of acquisition. The Company's previously-held 16% interest in QMX was accounted for at its carrying amount of $2,323 and not remeasured to fair value, in accordance with the Company's accounting policy where previously-held interests are measured at cost.
The allocation of the consideration paid to the assets and liabilities of QMX is as follows:

Consideration paid:
Share consideration	$63,806
Cash consideration	21,988
Cost of shares previously acquired	2,323
Transaction costs	1,659
QMX warrants outstanding	1,130
Total purchase price	$90,906

Net cash paid of $19,336 included cash consideration of $21,988, transaction costs of $1,659 and is net of $4,311 cash acquired. QMX warrants include unexpired warrants for which, upon exercise, warrant holders will receive similar consideration as for QMX common shares. Shares of the Company totalling $1,841 were issued in June 2021 upon the exercise of the majority of these warrants.

Fair value of net assets acquired:
Cash	$4,311
Mineral property and property, plant and equipment	82,858
Other assets	1,773
Deferred income tax asset	14,122
Asset retirement obligation	(3,252)
Accounts payable and accrued liabilities	(8,906)
Total purchase price	$90,906